                                                                   EXHIBIT 10.19

                                 FIRST AMENDMENT

         This FIRST AMENDMENT dated as of October 2, 2000 (this "Amendment"), is made by and among (a) AVIALL, INC., a Delaware corporation (the "Borrower"), (b) FLEET NATIONAL BANK (formerly known as BankBoston, N.A.), a national banking association, as administrative agent (in such capacity the "Agent") for the Banks referred to below and as an Issuing Bank, (c) BANK OF AMERICA, N.A., as documentation agent and as an Issuing Bank, and (d) FLEET NATIONAL BANK (formerly known as BankBoston, N.A.), BANK OF AMERICA, N.A. and the other financial institutions from time to time parties to the Credit Agreement referred to below (collectively, the "Banks"). Terms not otherwise defined herein that are defined in the Credit Agreement referred to below shall have the respective meanings herein assigned to such terms in the Credit Agreement.

         WHEREAS, the Borrower, the Banks and the Agent are parties to that certain Revolving Credit and Term Loan Agreement dated as of December 23, 1999 (as amended, modified, supplemented or restated and in effect from time to time, the "Credit Agreement");

         WHEREAS, the Borrower has requested that the Banks amend certain terms of the Credit Agreement in order, among other things, (i) to increase the amount of Capital Expenditures permitted under the Credit Agreement for the periods ending December 31, 2000 and December 31, 2001, respectively, and (ii) to modify the definition of Consolidated Operating Cash Flow; and

         WHEREAS, the Banks have agreed, subject to the terms and conditions set forth in this Amendment, to amend the Credit Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in Section 4 below, the Credit Agreement is hereby amended as follows:

                  SECTION 1.1. AMENDMENTS TO DEFINITIONS. (a) The definition of the term "Consolidated Operating Cash Flow" set forth in Section 1.1 of the Credit Agreement is hereby amended by inserting, immediately before the period at the end of such definition, the words "plus the CapEx Add-Back for such period"


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         (b) Section 1.1 of the Credit Agreement is hereby further amended by inserting, in the appropriate place in the alphabetical order, the following new defined term:

                  "CapEx Add-Back. For any Reference Period, an amount equal to ninety percent (90%) of the excess, if any, of (i) Capital Expenditures made by the Borrower and its Subsidiaries during such period, over (ii) $8,400,000 (in the case of any Reference Period ending during the period commencing on the Closing Date and ending December 31, 2000) or $6,000,000 (in the case of any Reference Period ending during the period commencing January 1, 2001 and ending December 31, 2001). The CapEx Add-Back for all Reference Periods ending after January 1, 2002 shall be $0."

         SECTION 1.2 AMENDMENT TO CAPITAL EXPENDITURES COVENANT. Section 10.16 of the Credit Agreement is hereby amended by deleting the table set forth in such section in its entirety and by replacing it with the following new table:

                        "Period                    Maximum Capital Expenditures
                        -------                    ----------------------------
                  Closing Date through                        $11,000,000
                    December 31, 2000
                  Fiscal Year ending                          $15,000,000
                    December 31, 2001
                  Fiscal Year ending                          $6,000,000
                    December 31, 2002
                  Fiscal Year ending                          $6,000,000
                    December 31, 2003
                  Fiscal Year ending                          $6,000,000"
                    December 31, 2004

         The parties acknowledge and agree that the paragraph immediately following such table in Section 10.16 shall remain in full force and effect without modification.

         SECTION 2. GUARANTORS' CONSENT. Each of the Guarantors hereby consents to the amendment to the Credit Agreement set forth in this Amendment, and each confirms its obligation to the Agent and the Banks under its Guaranty and agrees that its guaranty of the Obligations thereunder shall extend to and include the Credit Agreement as amended by this Amendment.


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         SECTION 3. REPRESENTATIONS, WARRANTIES AND COVENANTS; NO DEFAULT;
AUTHORIZATION. The Borrower hereby represents, warrants and covenants to the Agent and the Banks as follows:

         (a) each of the representations and warranties of the Borrower contained in the Credit Agreement was true in all material respects as of the date as of which it was made, and except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse or to the extent that such representations and warranties relate expressly to an earlier date, such representations and warranties also are true in all material respects as of the date of this Amendment, and no Default or Event of Default has occurred and is continuing as of the date of this Amendment after giving effect to this Amendment;

         (b) this Amendment has been duly authorized, executed and delivered by each of the Borrowers and Guarantors and is in full force and effect; and

         (c) upon the execution and delivery of this Amendment by the respective parties hereto, this Amendment shall constitute the legal, valid and binding obligation of the Borrowers and the Guarantors, enforceable in accordance with its terms, except that the enforceability thereof may be subject to any applicable bankruptcy, reorganization, insolvency or other laws affecting creditors' rights generally.

         SECTION 4. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment shall be subject to the satisfaction of the following conditions precedent:

         (a) This Amendment shall have been duly executed and delivered by the Borrower, each Guarantor and Banks constituting Majority Banks.

         (b) The receipt by the Agent, for the pro rata benefit of the Banks consenting to this Amendment (the "Consenting Banks"), of an amendment fee in an amount equal to 0.15% of the sum of (x) the aggregate Commitments of the Consenting Banks and (y) the portion of the Term Loan owed to the Consenting Banks, in each case as in effect on the date of this Amendment; provided that the amount of such amendment fee, assuming all of the Banks consent to this Amendment, shall not exceed $188,250.00.

         SECTION 5. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

         SECTION 6. NO IMPLIED WAIVER. Except as expressly provided herein, nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligations of any of the Borrowers or Guarantors or any right of the Agent or any Bank consequent thereon.


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         SECTION 7. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

         SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICTS OF LAW).


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         IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first above written.

                       Borrower:           AVIALL, INC.


                                           By:
                                              ----------------------------
                                           Name:
                                           Title:


                       Guarantors:         AVIALL SERVICES, INC.



                                           By:
                                              ----------------------------
                                           Name:
                                           Title:

                                           AVIALL PRODUCT REPAIR
                                           SERVICES, INC.



                                           By:
                                              ----------------------------
                                           Name:
                                           Title:

                                           INVENTORY LOCATOR SERVICE, INC.


                                           By:
                                              ----------------------------
                                           Name:
                                           Title:


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                       Agent and Banks:    FLEET NATIONAL BANK
                                           (f/k/a BankBoston, N.A.),
                                           individually, as Administrative
                                           Agent and as Issuing Bank

                                           By:
                                              ----------------------------
                                           Name:
                                           Title:

                                           BANK OF AMERICA, N,A., individually,
                                           as Documentation Agent and as an
                                           Issuing Bank

                                           By:
                                              ----------------------------
                                           Name:
                                           Title:


                                           NATIONAL BANK OF CANADA

                                           By:
                                              ----------------------------
                                           Name:
                                           Title:


                                           By:
                                              ----------------------------
                                           Name:
                                           Title:


                                           BANK OF SCOTLAND

                                           By:
                                              ----------------------------
                                           Name:
                                           Title:


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                                           COMERICA BANK

                                           By:
                                              ----------------------------
                                           Name:
                                           Title:


                                           COMPASS BANK

                                           By:
                                              ----------------------------
                                           Name:
                                           Title:


                                           FIRSTAR BANK (f/k/a)
                                           MERCANTILE BANK
                                            NATIONAL ASSOCIATION

                                           By:
                                              ----------------------------
                                           Name:
                                           Title:


                                           NATIONAL CITY BANK OF KENTUCKY

                                           By:
                                              ----------------------------
                                           Name:
                                           Title:


                                           SANWA BANK CALIFORNIA

                                           By:
                                              ----------------------------
                                           Name:
                                           Title:


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                                           TRANSAMERICA BUSINESS
                                           CREDIT CORPORATION

                                           By:
                                              ----------------------------
                                           Name:
                                           Title:


                                           ALLFIRST BANK

                                           By:
                                              ----------------------------
                                           Name:
                                           Title: